Microsoft Word 11.0.8026;013f77Q(1)(a): Copies of any material amendments to the registrant's charter or
                             ---------------------------------------------------
-------------------------
by-laws

            Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January
28, 1997 is hereby incorporated by reference to Exhibit 99.A.36 of Post Effective Amendment No. 129 to the registrant's registration statement to Form N-1A filed with the Securities and Exchange Commission on June 23, 2006 (Accession No. 0000950123-06-008041).